                                                                    Exhibit 10.7

                                                                      $5,000,000

                                 LOAN AGREEMENT


                                     BETWEEN


                     THE GOVERNMENT OF THE STATE OF SARAWAK


                                       AND


                      SARAWAK MEDICHEM PHARMACEUTICALS INC.


(A USD 5,000,000.00 Loan to Sarawak MediChem Pharmaceuticals Inc. to complete Phase 1 and part finance Phase II Calanolide A Clinical Trials).


Date:

AN AGREEMENT made this 25th day of November 1999 between THE GOVERNMENT OF THE STATE OF SARAWAK (hereinafter called "the Lender" of the one part and SARAWAK MEDICHEM PHARMACEUTICALS INC., a Delaware corporation (hereinafter called the "Borrower") of the other part.

WHEREAS at the request of the Borrower, the Lender has agreed to lend to the Borrower a sum of money amounting to US DOLLARS FIVE MILLION ONLY (USD 5,000,000.00) (hereinafter called "the Loan") for the purpose specified in Part I of the Second Schedule (hereinafter called "the Project") upon the terms and conditions hereinafter appearing.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:-

1.   AMOUNT OF LOAN

     Subject to the terms of this Agreement, the amount of Loan shall be US DOLLARS FIVE MILLION ONLY (USD 5,000,000.00)

2.   PURPOSE OF LOAN

     2.1 The Loan shall be applied by the Borrower for the purpose stipulated in Part I of the Second Schedule hereto upon the terms and conditions hereinafter contained.

     2.2 The proceeds of the Loan shall not be applied for any other purpose without the prior consent in writing of the Lender.

[STAMP]

3.          RELEASE OF LOAN

     3.1 The Loan shall be released by the Lender to the Borrower in the manner and at the times stipulated in the First Schedule.

     3.2 Every request for any release of the Loan shall be made in the Form prescribed in Part II of the Second Schedule and that Form must be accompanied by an up to date progress report on the Project which shall contain, inter alia, a time schedule for the implementation of the Project and the financial requirement or commitment in respect of each of the stages of implementation thereof.

     3.3 Within seven (7) days after the release of any installment of the Loan to the Borrower, the Borrower shall deliver to the Lender a receipt thereof signed by the Borrower or by his duly authorized representative, in the form set out in Part III of the Second Schedule hereto.

     3.4 Notwithstanding the provisions of sub-clause 3.1, the Lender shall be entitled to withhold or defer the release of any portion of the Loan or to cancel or withdraw any part of the Loan which has not been released to the Borrower upon the occurrence of any of the events stipulated in clause 5.3 below, or if the Lender is of the opinion that based on the progress report referred to in clause 3.2, the implementation of the Project has not been satisfactory.

4.          INTEREST

     4.1 The Loan is subject to interest of 7.75% per annum compounded annually and calculated on the basis of a 365-day year.

     4.2 If the Borrower fails to effect repayment of the Loan punctually on the date when the same becomes due under clause 5.1 hereto, then, without prejudice to the rights of the Lender under clause 5.3, the Borrower shall pay interest at the rate of 7.75% per annum on the sum of loan plus interest overdue from the date such sum is due for payment under the Third Schedule until the date of actual payment thereof and such interest shall be paid by the Borrower to the Lender on demand.

5.          REPAYMENT

     5.1 The Borrower shall repay the Loan in one lump sum (principal plus interest) on the 4th anniversary date from date of first draw down of the Loan which took place on 19th March, 1999.

     5.2. The Borrower shall be entitled, at its option, at the expiration of not less than thirty (30) days' notice given in writing to the Lender to repay either the whole or any part principal amount of the Loan outstanding on the expiration of the said notice.

     5.3(1) The Loan shall become due and immediately payable, and the Lender shall be entitled forthwith to take appropriate action to receive the same upon the occurrence of any of the following events, viz:-

            (a) if the Borrower shall default in the payment of any principal moneys or interest thereon on the date when the same becomes due under the Third Schedule whether formally demanded or not;

            (b) if the Borrower shall default in the performance or observance of any other covenants, stipulations, conditions or obligations on the part of the Borrower to be performed or observed under this Agreement;

            (c) if, in the opinion of the Lender, the progress of the Project is unsatisfactory because of gross negligence by Borrower or the same has been abandoned or in danger of being abandoned or has not been satisfactorily completed;

            (d) if a distress or execution or other process of a Court of competent jurisdiction has been levied upon or issued against the Project or any of the property comprised therein;

     5.3(2) When the principal amount of the Loan becomes due and payable and if Borrower defaults as under 5.3(1)(a) as above provided, the Lender may at its option, appoint officers generally to take over the control and management of the Project or the affairs of the Borrower until such time as the Loan shall be repaid in full to the Lender.

6.   REPORTS

     6.1 Until the full and final settlement of the Loan, the Borrower shall furnish to the State Financial Secretary as from the date of this Agreement and thereafter at quarterly intervals, such reports as may from time to time be required by the State Financial Secretary regarding the financial status or position of the Borrower and the progress of the implementation of the Project, and to notify the Lender of any event, circumstance or occurrence which may have an adverse impact on the financial position of the Borrower.

     6.2 The Borrower shall promptly inform, the Lender of any condition or circumstance which may interfere or threaten to interfere with the successful implementation of the Project or with the maintenance of the service thereof.

7.   UNDERTAKINGS

     7.1 The Borrower irrevocably and unconditionally represents that it has taken all the necessary corporate and other actions to authorise the execution, delivery and performance of this agreement.

     7.2 The Borrower hereby undertakes to apply the Loan for the purpose as set out in Part I of the Second Schedule hereto and not to apply the same for any other purposes. The breach of this clause shall entitle the Lender to demand for full repayment of the Loan outstanding at the date of such breach.

     7.3 The Borrower hereby warrants and undertakes that in addition to the proceeds of the Loan, it has, and will apply, such other funds, facilities, services and other resources that it has available which may be required for the successful implementation of the Project as described in the Second Schedule.

     7.4 The Borrower hereby undertakes that the Project Work financed in part or in whole by the Loan shall be completed speedily and successfully with all due diligence, efficiency and in conformity with sound administrative and management practice.

     7.5 Whenever agents, consultants, and advisers are appointed by the Borrower for the execution of the Project, such appointment shall comply with the provisions of the Statutory Bodies (Accounting and Financial Procedure) Ordinance, 1995.

     7.6 The Borrower shall in consultation with the Lender ensure that the tariffs, rentals and revenue for the use, sale or disposal of the products, developed or produced through the successful implementation of the Project are consistent with sound financial and commercial practices and generate sufficient revenue to cover operating expenditure including the costs of maintenance and effects of depreciation.

     7.7 The Borrower hereby undertakes to afford or arrange to afford all reasonable opportunities and facilities to authorised representatives of the Lender to inspect such financial records of the Borrower as are required to be kept by the Borrower under the applicable law, and to observe the progress of the Project, and the Borrower shall give such assistance as may be required for such inspection and observation to be carried out.

     7.8 This agreement supersedes all previous loan agreement, arrangements, promises, undertaking or understanding between the parties relating to the loan.

8.   COSTS AND EXPENSES

     Each party shall bear and pay its own legal fees incurred in connection with the preparation and execution of this Agreement. Stamp duties, if any, incurred in the stamping of this Agreement shall be borne by the Borrower.

12.  REMEDIES

     12.1 No delay in exercising or omission to exercise any right, power or remedy accruing to the Lender under this Agreement upon any default by the Borrower shall impair any such right, power or remedy or be construed to be a waiver thereof or any acquiescence in such default; nor shall the action of the Lender in respect of any default of the Borrower or any acquiescence in any default affect or impair any right, power or remedy of the Lender in respect of any other or subsequent default.

     12.2 The terms and conditions of this Agreement may be amended from time to time subject to the agreement by the Lender by an exchange of letter between the Lender and the Borrower.

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET THEIR HANDS AND SEAL AT THE DAY AND YEAR FIRST ABOVE WRITTEN.


Signed by the State Financial               )
Secretary for and on behalf of              )
the GOVERNMENT OF THE                       )  /s/ Datuk Wan Ali Tuanku Yubi
STATE OF SARAWAK (the Lender)               )  -----------------------------
in the presence of:

 Witness:


/s/ Hamim Yusuf
-----------------------------

HAMIM YUSUF
PEJABAT SETIAUSAHA KEWANGAN NEGERI
PENGARAH PEROLEHAN


The Common Seal of                      )
SARAWAK MEDICHEM                        )
PHARMACEUTICALS INC.                    )
(the Borrower) was hereunto             )      /s/ Michael T. Flavin
affixed in the presence Of            )        ----------------------------
                                                     MICHAEL T. FLAVIN
                                                        PRESIDENT


Witness:


/s/ Jena M. Dwyer
-----------------

                                 FIRST SCHEDULE

                                 RELEASE OF LOAN

     DATE OF RELEASE              AMOUNT OF RELEASE      PROGRESSIVE TOTAL
     ---------------              -----------------      -----------------
                                     (US Dollars)          (US Dollars)

1.   19th March 1999                    500,000                500,000
2.   23rd April 1999                    600,000              1,100,000
3.   11th May1999                       500,000              1,600,000
4.   07th June 1999                     400,000              2,000,000
5.   26th July 1999                     500,000              2,500,000
6.   23rd August 1999                   500,000              3,000,000
7.   17th September 1999              1,000,000              4,000,000
8.   22nd September 1999              1,000,000              5,000,000

                                 SECOND SCHEDULE
                                     PART I
                                   THE PROJECT

The whole US DOLLARS FIVE MILLION ONLY (USD 5,000,000.00) shall be used to complete Phase 1 Clinical Trials and part finance Calanolide A Clinical Trials Phase II.

                                 SECOND SCHEDULE
                                    PART III
                                 RECEIPT OF LOAN

Loan Agreement No.              :                       Date:

Amount of Loan                  :

Date of Payment to Borrower     :

1 hereby acknowledge receipt of the sum of US Dollars 3,000,000


    8/31/99                                             /s/ Michael T. Flavin
---------------                                      ---------------------------
Date of Receipt                                         Signature of Borrower

                                 THIRD SCHEDULE

                               REPAYMENT SCHEDULE

1.   Loan Amount             :     US$5,000,000.00

2.   Project                 :     Sarawak MediChem Pharmaceuticals Inc.

3.   Loan Period             :     48 Months

4.   Repayment Date          :     19.03.2003

5.   Interest Rate           :     7.75% per annum
                                   (compounded annually and calculated on the basis of a 365-day year)


                               DETAILS OF RELEASE

Release No.   Effective Date of Loan     Amount Released     Aggregate Amount
-----------   ----------------------     ---------------     ----------------
                                              (USD)
    1.           19.03.1999                  500,000.00         500,000.00
    2.           23.04.1999                  600,000.00       1,100,000.00
    3.           11.05.1999                  500,000.00       1,600,000.00
    4.           07.06.1999                  400,000.00       2,000,000.00
    5.           26.07.1999                  500,000.00       2,500,000.00
    6.           23.08.1999                  500,000.00       3,000,000.00
    7.           17.09.1999                1,000,000.00       4,000,000.00
    8.           22.09.1999                1,000,000.00       5,000,000.00

                          Compounded
No.    Repayment Date      Interest        Principal           Total
-------------------------------------------------------------------------
                              USD            USD                USD
 1       19.03.2003      1,586,248.14    5,000,000.00       6,586,248.14
                                                          ---------------
                            Repayment in one lump sum:    US$6,586,248.14



/s/ Datuk Wan Ali Tuanku Yubi                          /s/ Michael T. Flavin
------------------------------                      -------------------------
Lender Signature                                        Borrower Signature

Datuk Wan Ali Tuanku Yubi                               MICHAEL T. FLAVIN
-------------------------                           -------------------------
           Name                                                Name

State Financial Secretary                                   PRESIDENT
-------------------------                           -------------------------
       Designation                                         Designation

 25th November 1999                                         8/31/99
-------------------------                           -------------------------
          Date                                                Date

                                 LOAN AGREEMENT


                                     BETWEEN


                     THE GOVERNMENT OF THE STATE OF SARAWAK


                                       AND


                      SARAWAK MEDICHEM PHARMACEUTICALS INC.



(A USD2,000,000.00 Loan to Sarawak MediChem Pharmaceuticals Inc. to part finance the costs of Phase I/II Safety & Efficacy Confirmation Study, Phase I/II Drug-Drug Interaction Study and Pilot Phase II Study covering period from October 2000 to March 2001)


Date:

AN AGREEMENT made this           day of           2000 between THE GOVERNMENT
OF THE STATE OF SARAWAK (hereinafter called "the Lender") of the one part and SARAWAK MEDICHEM PHARMACEUTICALS INC., a Delaware corporation (hereinafter called the "Borrower") of the other part.

WHEREAS the Borrower has requested and the Lender has agreed to lend to the Borrower a sum of money amounting to US DOLLARS TWO MILLION ONLY (USD 2,000,000.00) (hereinafter called "the Loan") for the purpose specified in Part I of the Second Schedule (hereinafter called "the Project") upon the terms and conditions hereinafter appearing.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:-

1.   AMOUNT OF LOAN

     Subject to the terms of this Agreement, the amount of Loan shall be US DOLLARS TWO MILLION ONLY (USD 2,000,000.00)

2.   PURPOSE OF LOAN

     2.1 The Loan shall be applied by the Borrower for the purpose stipulated in Part I of the Second Schedule hereto upon the terms and conditions hereinafter contained.

     2.2 The proceeds of the Loan shall not be applied for any other purpose without the prior consent in writing of the Lender.

3.          RELEASE OF LOAN

     3.1 The Loan shall be released by the Lender to the Borrower in the manner and at the times stipulated in the First Schedule.

     3.2 Every request for any release of the Loan shall be made in the Form prescribed in Part II of the Second Schedule and that Form must be accompanied by an up to date progress report on the Project which shall contain, inter alia, a time schedule for the implementation of the Project and the financial requirement or commitment in respect of each of the stages of implementation thereof.

     3.3 Within SEVEN (7) days after the release of any installment of the Loan to the Borrower, the Borrower shall deliver to the Lender a receipt thereof signed by the Borrower or by his duly authorized representative, in the form set out in Part III of the Second Schedule hereto.

     3.4 Notwithstanding the provisions of sub-clause 3.1, the Lender shall be entitled to withhold or defer the release of any portion of the Loan or to cancel or withdraw any part of the Loan which has not been released to the Borrower upon the occurrence of any of the events stipulated in clause 5.3 below, or if the Lender is of the opinion that based on the progress report referred to in clause 3.2, the implementation of the Project has not been satisfactory.

4.          INTEREST

     4.1 The Loan is subject to interest of 7.75% per annum compounded annually and calculated on the basis of a 365 - day year.

     4.2 If the Borrower fails to effect repayment of the Loan punctually on the date when the same becomes due under clause 5.1 hereto, then, without prejudice to the rights of the Lender under clause 5.3, the Borrower shall pay interest at the rate of 7.75% per annum on the sum of loan plus interest overdue from the date such sum is due for payment under the Third Schedule until the date of actual payment thereof and such interest shall be paid by the Borrower to the Lender on demand.

5.          REPAYMENT

     5.1 The Borrower shall repay the Loan in one lump sum (principal plus interest) on the 4th anniversary date from date of first draw down of the Loan.

     5.2. The Borrower shall be entitled, at its option, at the expiration of not less than THIRTY (30) days' notice given in writing to the Lender to repay either the whole or any part principal amount of the Loan outstanding on the expiration of the said notice.

     5.3(1) The Loan shall become due and immediately payable, and the Lender shall be entitled forthwith to take appropriate action to receive the same upon the occurrence of any of the following events, viz:-

            (a) if the Borrower shall default in the payment of any principal moneys or interest thereon on the date when the same becomes due under the Third Schedule whether formally demanded or not;

            (b) if the Borrower shall default in the performance or observance of any other covenants, stipulations, conditions or obligations on the part of the Borrower to be performed or observed under this Agreement;

            (c) if, in the opinion of the Lender, the progress of the Project is unsatisfactory because of gross negligence by the Borrower or the same has been abandoned or in danger of being abandoned or has not been satisfactorily completed;

            (d) if a distress or execution or other process of a Court of competent jurisdiction has been levied upon or issued against the Project or any of the property comprised therein;

     5.3(2) When the principal amount of the Loan becomes due and payable as above provided, the Lender may at its option, appoint officers generally to take over the control and management of the Project or the affairs of the Borrower until such time as the Loan shall be repaid in full to the Lender.

6.   REPORTS

     6.1 Until the full and final settlement of the Loan, the Borrower shall furnish to the State Financial Secretary as from the date of this Agreement and thereafter at quarterly intervals, such reports as may from time to time be required by the State Financial Secretary regarding the financial status or position of the Borrower and the progress of the implementation of the Project, and to notify the Lender of any event, circumstance or occurrence which may have an adverse impact on the financial position of the Borrower.

     6.2 The Borrower shall promptly inform, the Lender of any condition or circumstance which may interfere or threaten to interfere with the successful implementation of the Project or with the maintenance of the service thereof.

7.   UNDERTAKINGS

     7.1 The Borrower irrevocably and unconditionally represents that it has taken all the necessary corporate and other actions to authorise the execution, delivery and performance of this Agreement.

     7.2 The Borrower hereby undertakes to apply the Loan for the purpose as set out in Part I of the Second Schedule hereto and not to apply the same for any other purposes. The breach of this clause shall entitle the Lender to demand for full repayment of the Loan outstanding at the date of such breach.

     7.3 The Borrower hereby warrants and undertakes that in addition to the proceeds of the Loan, it has, and will apply, such other funds, facilities, services and other resources that it has available which may be required for the successful implementation of the Project.

     7.4 The Borrower hereby undertakes that the Project financed in part or in whole by the Loan shall be completed speedily and successfully with all due diligence, efficiency and in conformity with sound administrative and management practice.

     7.5 Whenever agents, consultants, and advisers are appointed by the Borrower for the execution of the Project, such appointment shall comply with the provisions of the Statutory Bodies (Accounting and Financial Procedure) Ordinance, 1995.

     7.6 The Borrower shall in consultation with the Lender ensure that the tariffs, rentals and revenue for the use, sale or disposal of the products, developed or produced through the successful implementation of the Project are consistent with sound financial and commercial practices and generate sufficient revenue to cover operating expenditure including the costs of maintenance and effects of depreciation.

     7.7 The Borrower hereby undertakes to afford or arrange to afford all reasonable opportunities and facilities to authorised representatives of the Lender to inspect such financial records of the Borrower as are required to be kept by the Borrower under the applicable law, and to observe the progress of the Project, and the Borrower shall give such assistance as may be required for such inspection and observation to be carried out.

     7.8 This Agreement supersedes all previous agreements arrangements, promises, undertakings or understandings between the parties relating to the Loan.

8.   COSTS AND EXPENSES

     Each party shall bear and pay its own legal fees incurred in connection with the preparation and execution of this Agreement. Stamp duties, if any, incurred in the stamping of this Agreement shall be borne by the Borrower.

9.   ARBITRATION

     If any dispute shall arise between the Lender and the Borrower as to the meaning or otherwise in connection with any matter arising out of this Agreement, the same shall be referred to a single Arbitrator to be agreed upon between the Lender and Borrower and the provisions of the Arbitration Act, 1952 (Revised - 1972) (Act 93) of Malaysia with such statutory modifications or re-enactments thereof for the time being in force shall apply to such reference.

10.  NOTICE

     Any notice to be given to the Lender under this Agreement shall be deemed to be duly given if delivered or addressed by prepaid registered post to the STATE FINANCIAL SECRETARY AT HIS OFFICE IN KUCHING, and any notice to be given to the Borrower shall be deemed to have been duly given if delivered or addressed by prepaid registered post to THE PRESIDENT, SARAWAK MEDICHEM PHARMACEUTICALS INC. 12305 S. NEW AVENUE, SUITE O, LEMONT, IL 60439 USA and a notice so addressed shall be deemed to have been given at the time at which it would have been delivered in the ordinary course of post.

11.  TIME

     Time wherever mentioned herein shall be of the essence of this Agreement.

12.  REMEDIES

     12.1 No delay in exercising or omission to exercise any right, power or remedy accruing to the Lender under this Agreement upon any default by the Borrower shall impair any such right, power or remedy or be construed to be a waiver thereof or any acquiescence in such default; nor shall the action of the Lender in respect of any default of the Borrower or any acquiescence in any default affect or impair any right, power or remedy of the Lender in respect of any other or subsequent default.

     12.2 The terms and conditions of this Agreement may be amended from time to time, subject to the agreement of the Lender, by exchange of letters between the Lender and the Borrower.


            [THE REST OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET THEIR HANDS AND SEAL THE DAY AND YEAR FIRST ABOVE WRITTEN.


Signed by the state Financial               )
Secretary for and on behalf of              )
THE GOVERNMENT OF THE                       )        ---------------------------
STATE OF SARAWAK (the lender)               )
in the presence of:

 Witness:


----------------------------
            Name

----------------------------
           Address

----------------------------
         Occupation


The common seal of                         )
SARAWAK MEDICHEM                            )
PHARMACEUTICALS INC.                        )          /s/ Michael T. Flavin
(the Borrower) was hereunto                 )        ---------------------------
affixed in the presence Of                  )             MICHAEL T. FLAVIN
                                                                  PRESIDENT

Witness:

/s/ Kristine A. Gryyb
----------------------------
            Name

8112 Middlebury
Woodridge, IL 60517
----------------------------
           Address

Admin Assistant
----------------------------
         Occupation

                                 FIRST SCHEDULE

                                 RELEASE OF LOAN

    DATE OF RELEASE            AMOUNT OF RELEASE        PROGRESSIVE TOTAL
    ---------------            -----------------        -----------------
                                  (US Dollars)             (US Dollars)

October 2000                       400,000.00                400,000.00

November 2000                      400,000.00                800,000.00

December 2000                      300,000.00              1,100,000.00

January 2001                       300,000.00              1,400,000.00

February 2001                      300,000.00              1,700,000.00

March 2001                         300,000.00              2,000,000.00

                                 SECOND SCHEDULE

                                     PART I

                                   THE PROJECT

The whole US DOLLARS TWO MILLION ONLY (USD 2,000,000.00) shall be used to part finance the costs of Phase I/II safety & Efficacy confirmation study, Phase I/II Drug-Drug interaction study and Pilot Phase II Study covering period from October 2000 to March 2001.

                                 SECOND SCHEDULE

                                    PART III

                                 RECEIPT OF LOAN

Loan Agreement No.          :                                   Date: 2/25/2001

Amount of Loan              :

Date of Payment to Borrower        :


I hereby acknowledge receipt of the sum of US Dollars 600,000


   2/25/2001                                           /s/ Michael T. Flavin
---------------                                    -----------------------------
Date of Receipt                                         Signature of Borrower

                                 SECOND SCHEDULE
                                     PART II
                           REQUEST FOR RELEASE OF LOAN

                                                         Ref:
                                                         Date:
To:

Setiausaha Kewangan Negeri Sarawak
Pejabat Setiausaha Kewangan Negeri
Tingkat 17-18, Wisma Bapa Malaysia
93502 Petra Jaya, KUCHING

Dear Sir,

Agreement Number    :   --------------------------------------------------------
Agreement Date      :   --------------------------------------------------------
Approved Loan       :   --------------------------------------------------------
Name of Project     :   --------------------------------------------------------

With reference to the above agreement, I would be most grateful if you could kindly approve the release of US Dollars 600,000 on MARCH, 2001

2.   I hereby certify that:-

     (i)    Total expenditure for the above
            project as at FEBRUARY 15, 2001             =  USD 1,400,000
                                                              -----------
     (ii)   Total loan releases that have been
            received as at FEBRUARY 25, 2001            =  USD 1,400,000
                                                              -----------

     (iii)  Amount of release requested through
            this notice                                 =  USD   600,000
                                                              -----------

     (iv)   Balance of loan after the release in
            para (iii) above                            =  USD   -0-
                                                              -----------

3.   A progress report on the subject is attached.

                                            /s/ Michael T. Flavin
                                          -------------------------
                                            Signature of Borrower
                                            (CEO/GM of Borrower)

                                 SECOND SCHEDULE
                                     PART II
                           REQUEST FOR RELEASE OF LOAN

                                                           Ref:
                                                           Date:
To:

Setiausaha Kewangan Negeri Sarawak
Pejabat Setiausaha Kewangan Negeri
Tingkat 17-18, Wisma Bapa Malaysia
93502 Petra Jaya, KUCHING

Dear Sir,

Agreement Number    :   --------------------------------------------------------
Agreement Date      :   --------------------------------------------------------
Approved Loan       :   --------------------------------------------------------
Name of Project     :   --------------------------------------------------------

With reference to the above agreement, I would be most grateful if you could kindly approve the release of us Dollars 600,000 on JANUARY 16, 2001

2.   I hereby certify that:-

     (i)    Total expenditure for the above
            project as at JANUARY 15, 2001              =  USD 1,400,000
                                                              -----------

     (ii)   Total loan releases that have been
            received as at DECEMBER 15, 2000            =  USD   800,000
                                                              -----------

     (iii)  Amount of release requested through
            this notice                                 =  USD   600,000
                                                              -----------

     (iv)   Balance of loan after the release in
            para (iii) above                            =  USD   600,000
                                                              -----------

3.   A progress report on the subject is attached.

                                           /s/ Michael T. Flavin
                                         -------------------------
                                           Signature of Borrower
                                           (CEO/GM of Borrower)

                                 THIRD SCHEDULE
                                 LOAN REPAYMENT

1.   Loan Amount           :       US$2,000,000.00

2.   Project               :       Sarawak MediChem Pharmaceuticals Inc.

3.   Loan Period           :       48 months

4.   Repayment Date        :

5.   Interest Rate         :       7.75% per annum
                                   (Compounded annually and calculated on
                                   the basis of a 365-day year)

6.   Penalty interest      :       7.75% per annum

                               DETAILS OF RELEASE

   RELEASE NO      DATE OF RELEASE      AMOUNT RELEASED      AGGREGATE AMOUNT
   ----------      ---------------      ---------------      ----------------
                                              (USD)                (USD)


No       Repayment Date            Interest                 Principal                  Total
--------------------------------------------------------------------------------------------
                                      US$                      US$                      US$

                   Repayment in one lump sum

                                                         /s/ Michael T. Flavin
------------------------                                ------------------------
    Lender Signature                                       Borrower Signature


------------------------                                ------------------------
          Name                                                    Name


------------------------                                ------------------------
      Designation                                              Designation


------------------------                                ------------------------
         Date                                                     Date

                                 LOAN AGREEMENT


                                     BETWEEN


                     THE GOVERNMENT OF THE STATE OF SARAWAK


                                       AND


                      SARAWAK MEDICHEM PHARMACEUTICALS INC.


(A USD2,000,000.00 Loan to Sarawak MediChem Pharmaceuticals Inc. to enable Phase II Clinical Trials to proceed and in particular to ensure the completion of the 21-day Phase I/II safety and efficacy confirmation study, including the pilot Phase II study)


Date:

                                                                            COPY

AN AGREEMENT made this            day of             2000 between THE GOVERNMENT
OF THE STATE OF SARAWAK (hereinafter called "the Lender") of the one part and SARAWAK MEDICHEM PHARMACEUTICALS INC., a Delaware corporation (hereinafter called the "Borrower") of the other part.

WHEREAS pursuant to an agreement dated the 25th day of November, 1999 executed between the Borrower and the Lender, at the request of the Borrower, the Lender has lent to the Borrower USD 5,000,000 (US Dollars Five Million Only) for the purpose and upon the terms and conditions stated therein.

WHEREAS the Borrower has requested and the Lender has agreed to lend to the Borrower an additional sum of money amounting to US DOLLARS TWO MILLION ONLY (USD 2,000,000.00) (hereinafter called "the Loan") for the purpose specified in
Part I of the Second Schedule (hereinafter called "the Project") upon the terms and conditions hereinafter appearing.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:-

1.   AMOUNT OF LOAN

     Subject to the terms of this Agreement, the amount of Loan shall be US DOLLARS TWO MILLION ONLY (USD 2,000,000.00)

2.   PURPOSE OF LOAN

     2.1 The Loan shall be applied by the Borrower for the purpose stipulated in Part I of the Second Schedule hereto upon the terms and conditions hereinafter contained.

     2.2 The proceeds of the Loan shall not be applied for any other purpose without the prior consent in writing of the Lender.

3.          RELEASE OF LOAN

     3.1 The Loan shall be released by the Lender to the Borrower in the manner and at the times stipulated in the First Schedule.

     3.2 Every request for any release of the Loan shall be made in the Form prescribed in Part II of the Second Schedule and that Form must be accompanied by an up to date progress report on the Project which shall contain, inter alia, a time schedule for the implementation of the Project and the financial requirement or commitment in respect of each of the stages of implementation thereof.

     3.3 Within SEVEN (7) days after the release of any installment of the Loan to the Borrower, the Borrower shall deliver to the Lender a receipt thereof signed by the Borrower or by his duly authorized representative, in the form set out in Part III of the Second Schedule hereto.

     3.4 Notwithstanding the provisions of sub-clause 3.1, the Lender shall be entitled to withhold or defer the release of any portion of the Loan or to cancel or withdraw any part of the Loan which has not been released to the Borrower upon the occurrence of any of the events stipulated in clause 5.3 below, or if the Lender is of the opinion that based on the progress report referred to in clause 3.2, the implementation of the Project has not been satisfactory.

4.          INTEREST

     4.1 The Loan is subject to interest of 7.75% per annum compounded annually and calculated on the basis of a 365 - day year.

     4.2 If the Borrower fails to effect repayment of the Loan punctually on the date when the same becomes due under clause 5.1 hereto, then, without prejudice to the rights of the Lender under clause 5.3, the Borrower shall pay interest at the rate of 7.75% per annum on the sum of loan plus interest overdue from the date such sum is due for payment under the Third Schedule until the date of actual payment thereof and such interest shall be paid by the Borrower to the Lender on demand.

5.          REPAYMENT

     5.1 The Borrower shall repay the Loan in one lump sum (principal plus interest) on the 4th anniversary date from date of first draw down of the Loan which took place on 10th February 2000.

     5.2. The Borrower shall be entitled, at its option, at the expiration of not less than THIRTY (30) days' notice given in writing to the Lender to repay either the whole or any part principal amount of the Loan outstanding on the expiration of the said notice.

     5.3(1) The Loan shall become due and immediately payable, and the Lender shall be entitled forthwith to take appropriate action to receive the same upon the occurrence of any of the following events, viz:-

            (a) if the Borrower shall default in the payment of any principal moneys or interest thereon on the date when the same becomes due under the Third Schedule whether formally demanded or not;

            (b) if the Borrower shall default in the performance or observance of any other covenants, stipulations, conditions or obligations on the part of the Borrower to be performed or observed under this Agreement;

            (c) if, in the opinion of the Lender, the progress of the Project is unsatisfactory because of gross negligence by the Borrower or the same has been abandoned or in danger of being abandoned or has not been satisfactorily completed;

            (d) if a distress or execution or other process of a Court of competent jurisdiction has been levied upon or issued against the Project or any of the property comprised therein;

     5.3(2) When the principal amount of the Loan becomes due and payable as above provided, the Lender may at its option, appoint officers generally to take over the control and management of the Project or the affairs of the Borrower until such time as the Loan shall be repaid in full to the Lender.

6.   REPORTS

     6.1 Until the full and final settlement of the Loan, the Borrower shall furnish to the State Financial Secretary as from the date of this Agreement and thereafter at quarterly intervals, such reports as may from time to time be required by the State Financial Secretary regarding the financial status or position of the Borrower and the progress of the implementation of the Project, and to notify the Lender of any event, circumstance or occurrence which may have an adverse impact on the financial position of the Borrower.

     6.2 The Borrower shall promptly inform, the Lender of any condition or circumstance which may interfere or threaten to interfere with the successful implementation of the project or with the maintenance of the service thereof.

7.   UNDERTAKINGS

     7.1 The Borrower irrevocably and unconditionally represents that it has taken all the necessary corporate and other actions to authorise the execution, delivery and performance of this Agreement.

     7.2 The Borrower hereby undertakes to apply the Loan for the purpose as set out in Part I of the Second Schedule hereto and not to apply the same for any other purposes. The breach of this clause shall entitle the Lender to demand for full repayment of the Loan outstanding at the date of such breach.

     7.3 The Borrower hereby warrants and undertakes that in addition to the proceeds of the Loan, it has, and will apply, such other funds, facilities, services and other resources that it has available which may be required for the successful implementation of the Project.

     7.4 The Borrower hereby undertakes that the Project financed in part or in whole by the Loan shall be completed speedily and successfully with all due diligence, efficiency and in conformity with sound administrative and management practice.

     7.5 Whenever agents, consultants, and advisers are appointed by the Borrower for the execution of the Project, such appointment shall comply with the provisions of the Statutory Bodies (Accounting and Financial Procedure) Ordinance, 1995.

     7.6 The Borrower shall in consultation with the Lender ensure that the tariffs, rentals and revenue for the use, sale or disposal of the products, developed or produced through the successful implementation of the Project are consistent with sound financial and commercial practices and generate sufficient revenue to cover operating expenditure including the costs of maintenance and effects of depreciation.

     7.7 The Borrower hereby undertakes to afford or arrange to afford all reasonable opportunities and facilities to authorised representatives of the Lender to inspect such financial records of the Borrower as are required to be kept by the Borrower under the applicable law, and to observe the progress of the Project, and the Borrower shall give such assistance as may be required for such inspection and observation to be carried out.

     7.8 This Agreement supersedes all previous agreements arrangements, promises, undertakings or understandings between the parties relating to the Loan.

8.   COSTS AND EXPENSES

     Each party shall bear and pay its own legal fees incurred in connection with the preparation and execution of this Agreement. Stamp duties, if any, incurred in the stamping of this Agreement shall be borne by the Borrower.

9.   ARBITRATION

     If any dispute shall arise between the Lender and the Borrower as to the meaning or otherwise in connection with any matter arising out of this Agreement, the same shall be referred to a single Arbitrator to be agreed upon between the Lender and Borrower and the provisions of the Arbitration Act, 1952 (Revised - 1972) (Act 93) of Malaysia with such statutory modifications or re-enactments thereof for the time being in force shall apply to such reference.

10.  NOTICE

     Any notice to be given to the Lender under this Agreement shall be deemed to be duly given if delivered or addressed by prepaid registered post to the STATE FINANCIAL SECRETARY AT HIS OFFICE IN KUCHING, and any notice to be given to the Borrower shall be deemed to have been duly given if delivered or addressed by prepaid registered post to THE PRESIDENT, SARAWAK MEDICHEM PHARMACEUTICALS INC. 12305 S. NEW AVENUE, SUITE O, LEMONT, IL 60439 USA and a notice so addressed shall be deemed to have been given at the time at which it would have been delivered in the ordinary course of post.

11.  TIME

     Time wherever mentioned herein shall be of the essence of this Agreement.

12.  REMEDIES

     12.1 No delay in exercising or omission to exercise any right, power or remedy accruing to the Lender under this Agreement upon any default by the Borrower shall impair any such right, power or remedy or be construed to be a waiver thereof or any acquiescence in such default; nor shall the action of the Lender in respect of any default of the Borrower or any acquiescence in any default affect or impair any right, power or remedy of the Lender in respect of any other or subsequent default.

     12.2 The terms and conditions of this Agreement may be amended from time to time, subject to the agreement of the Lender, by exchange of letters between the Lender and the Borrower.


            [THE REST OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET THEIR HANDS AND SEAL THE DAY AND YEAR FIRST ABOVE WRITTEN.


Signed by the State Financial          )
Secretary for and on behalf of         )
the GOVERNMENT OF THE                  )    -----------------------------
STATE OF SARAWAK (the Lender)          )
in the presence of:

 Witness:


------------------------------
             Name


------------------------------
           Address


------------------------------
          Occupation


The Common Seal of                  )
SARAWAK MEDICHEM                    )
PHARMACEUTICALS INC.                )
(the Borrower) was hereunto         )          /s/ Michael T. Flavin
affixed in the presence Of          )       -----------------------------
                                                     MICHAEL T. FLAVIN
                                                             PRESIDENT

Witness:


/s/ [ILLEGIBLE]
------------------------------
             Name


8112 Middlebury, Woodridge, IL
------------------------------
           Address


Admin Assistant
------------------------------
          Occupation

                                 FIRST SCHEDULE

                                 RELEASE OF LOAN

DATE OF RELEASE       AMOUNT OF RELEASE       PROGRESSIVE TOTAL
---------------       -----------------       -----------------
                         (US Dollars)           (US Dollars)
  10.02.2000             1,000,000.00           1,000,000.00
  04.04.2000             1,000,000.00           2,000,000.00

                                 SECOND SCHEDULE
                                     PART I
                                   THE PROJECT

The whole US DOLLARS TWO MILLION ONLY (USD 2,000,000.00) shall be used to enable Phase II Clinical Trials to proceed and in particular to ensure the completion of the 21-day Phase I/II safety and efficacy confirmation study, including the pilot Phase II study.

                                 SECOND SCHEDULE
                                     PART II
                           REQUEST FOR RELEASE OF LOAN

                                                        Ref:
                                                        Date:
To:

Setiausaha Kewangan Negeri Sarawak
Pejabat Setiausaha Kewangan Negeri
Tingkat 17-18, Wisma Bapa Malaysia
93502 Petra Jaya, KUCHING

Dear Sir,

Agreement Number      :   ------------------------------------------------------
Agreement Date        :   ------------------------------------------------------
Approved Loan         :   ------------------------------------------------------
Name of Project       :   ------------------------------------------------------

With reference to the above agreement, I would be most grateful if you could kindly approve the release of US Dollars _______________on ______________

2.   I hereby certify that:-

     (i)    Total expenditure for the above
            project as at_______________________    =  USD ______________

     (ii)   Total loan releases that have been
            received as at______________________    =  USD ______________

     (iii)  Amount of release requested through
            this notice                             =  USD ______________

     (iv)   Balance of loan after the release in
            para (iii) above                        =  USD ______________

3.   A progress report on the subject is attached.


                                       /s/ Michael T. Flavin, President
                                       --------------------------------
                                             Signature of Borrower
                                             (CEO/CM of Borrower)

                                 SECOND SCHEDULE
                                    PART III
                                 RECEIPT OF LOAN

Loan Agreement No.          :                                 Date:

Amount of Loan              :

Date of Payment to Borrower      :


I hereby acknowledge receipt of the sum of US Dollars______________


                                              /s/ Michael T. Flavin, President
---------------                              ---------------------------------
Date of Receipt                                    Signature of Borrower

                                 THIRD SCHEDULE
                                 LOAN REPAYMENT

1.   Loan Amount           :       US$2,000,000.00

2.   project               :       Sarawak MediChem Pharmaceuticals Inc.

3.   Loan Period           :       48 months

4.   Repayment Date        :       10.02.2004

5.   Interest Rate         :       7.75% per annum
                                   (Compounded annually and calculated on
                                     the basis of a 365-day year)

6.   Penalty Interest      :       7.75% per annum

                               DETAILS OF RELEASE

RELEASE NO   DATE OF RELEASE   AMOUNT RELEASED  AGGREGATE AMOUNT
----------   ---------------   ---------------  ----------------
                                   (USD)             (USD)
    1.         10.02.2000       1,000,000.00      1,000,000.00

    2.         04.04.2000       1,000,000.00      2,000,000.00

 NO   Repayment Date     Interest       Principal           Total
-----------------------------------------------------------------------
                           US$             US$               US$
 1      10.02.2004     USD683,139.96  USD2,000,000.00  USD2,683,139.96

                Repayment in one lump sum              USD2,683,139.96

                                                      /s/ Michael T. Flavin
---------------------                               ------------------------
   Lender Signature                                    Borrower Signature

                                                      /s/ Michael T. Flavin
---------------------                               ------------------------
       Name                                                  Name

---------------------                               ------------------------
     Designation                                          Designation

---------------------                               ------------------------
       Date                                                  Date

                                 LOAN AGREEMENT

                                     BETWEEN

                     THE GOVERNMENT OF THE STATE OF SARAWAK

                                       AND

                      SARAWAK MEDICHEM PHARMACEUTICALS INC.

(A USD500,000.00 Loan to Sarawak MediChem Pharmaceuticals Inc. to fund the Calanolide Work Plan until the end of 2001, including completion of Phase I/II Clinical Studies and gathering expert opinion regarding scientific and commercial prospects for Calanolide A)



Date:

AN AGREEMENT made this           day of                 2001 between THE
GOVERNMENT OF THE STATE OF SARAWAK (hereinafter called "the Lender") of the one part and SARAWAK MEDICHEM PHARMACEUTICALS INC., a Delaware corporation (hereinafter called the "Borrower") of the other part.

WHEREAS pursuant to an agreement dated the 25th day of November, 1999 executed between the Borrower and the Lender, at the request of the Borrower, the Lender has lent to the Borrower USD 5,000,000 (US DOLLARS FIVE MILLION ONLY) for the purpose and upon the terms and conditions stated therein.

WHEREAS pursuant to a subsequent agreement dated the 27th day of November, 2000 executed between the Borrower and the Lender, at the request of the Borrower, the Lender has further lent to the Borrower USD 2,000,000.00 (US DOLLARS TWO MILLION ONLY) for the purpose and upon the terms and conditions stated therein.

WHEREAS pursuant to a further agreement dated 20th day of January, 2001 executed between the Borrower and the Lender, at the request of the Borrower, the Lender has also lent to the Borrower USD2,000,000.00 (US DOLLARS TWO MILLION ONLY) for the purpose and upon the terms and conditions stated therein.

WHEREAS the Borrower has now requested and the Lender has agreed to lend to the Borrower an additional sum of money amounting to US DOLLARS FIVE HUNDRED THOUSAND ONLY (USD500,000.00) (Hereinafter called "the Loan") for the purpose specified in Part I of the Second Schedule (hereinafter called "the Project") upon the terms and conditions hereinafter appearing.

1.   AMOUNT OF LOAN

     Subject to the terms of this Agreement, the amount of Loan shall be US DOLLARS FIVE HUNDRED THOUSAND ONLY (USD500,000.00).

2.   PURPOSE OF LOAN

     2.1 The Loan shall be applied by the Borrower for the purpose stipulated in Part I of the Second Schedule hereto upon the terms and conditions hereinafter contained.

     2.2 The proceeds of the Loan shall not be applied for any other purpose without the prior consent in writing of the Lender.

3.   RELEASE OF LOAN

     3.1 The Loan shall be released by the Lender to the Borrower in the manner and at the times stipulated in the First Schedule.

     3.2 Every request for any release of the Loan shall be made in the Form prescribed in Part II of the Second Schedule and that Form must be accompanied by an up to date progress report on the Project which shall contain, inter alia, a time schedule for the implementation of the Project and the financial requirement or commitment in respect of each of the stages of implementation thereof.

     3.3 Within SEVEN (7) days after the release of any installment of the Loan to the Borrower, the Borrower shall deliver to the

              Lender a receipt thereof signed by the Borrower or by his duly authorized representative, in the form set out in Part III of the Second Schedule hereto.

     3.4 Notwithstanding the provisions of sub-clause 3.1, the Lender shall be entitled to withhold or defer the release of any portion of the Loan or to cancel or withdraw any part of the Loan which has not been released to the Borrower upon the occurrence of any of the events stipulated in clause 5.3 below, or if the Lender is of the opinion that based on the progress report referred to in clause 3.2, the implementation of the Project has not been satisfactory.

4.            INTEREST

     4.1 The Loan is subject to interest of 7.75% per annum compounded annually and calculated on the basis of a 365 - day year.

     4.2 If the Borrower fails to effect repayment of the Loan punctually on the date when the same becomes due under clause 5.1 hereto, then, without prejudice to the rights of the Lender under clause 5.3, the Borrower shall pay interest at the rate of 7.75% per annum on the sum of loan plus interest overdue from the date such sum is due for payment under the Third Schedule until the date of actual payment thereof and such interest shall be paid by the Borrower to the Lender on demand.

5.            REPAYMENT

     5.1 The Borrower shall repay the Loan in one lump sum (principal plus interest) on the 4th anniversary date from date of first draw down of the Loan.

     5.2. The Borrower shall be entitled, at its option, at the expiration of not less than THIRTY (30) days' notice given in writing to the Lender to repay either the whole or any part principal amount of the Loan outstanding on the expiration of the said notice.

     5.3(1) The Loan shall become due and immediately payable, and the Lender shall be entitled forthwith to take appropriate action to receive the same upon the occurrence of any of the following events, viz:-

              (a) if the Borrower shall default in the payment of any principal moneys or interest thereon on the date when the same becomes due under the Third Schedule whether formally demanded or not;

              (b) if the Borrower shall default in the performance or observance of any other covenants, stipulations, conditions or obligations on the part of the Borrower to be performed or observed under this Agreement;


              (c) if, in the opinion of the Lender, the progress of the Project is unsatisfactory because of gross negligence by the Borrower or the same has been abandoned or in danger of being abandoned or has not been satisfactorily completed;

              (d) if a distress or execution or other process of a Court of competent jurisdiction has been levied upon or issued against the Project or any of the property comprised therein;

     5.3(2) When the principal amount of the Loan becomes due and payable as above provided, the Lender may at its option, appoint officers generally to take over the control and management of the Project or the affairs of the Borrower until such time as the Loan shall be repaid in full to the Lender.

6.   REPORTS

     6.1 Until the full and final settlement of the Loan, the Borrower shall furnish to the State Financial Secretary as from the date of this Agreement and thereafter at quarterly intervals, such reports as may from time to time be required by the State Financial Secretary regarding the financial status or position of the Borrower and the progress of the implementation of the Project, and to notify the Lender of any event, circumstance or occurrence which may have an adverse impact on the financial position of the Borrower.

     6.2 The Borrower shall promptly inform, the Lender of any condition or circumstance which may interfere or threaten to interfere with the successful implementation of the Project or with the maintenance of the service thereof.

7.   UNDERTAKINGS

     7.1 The Borrower irrevocably and unconditionally represents that it has taken all the necessary corporate and other actions to authorise the execution, delivery and performance of this Agreement.

     7.2 The Borrower hereby undertakes to apply the Loan for the purpose as set out in Part I of the Second Schedule hereto and not to apply the same for any other purposes. The breach of this clause shall entitle the Lender to demand for full repayment of the Loan outstanding at the date of such breach.

     7.3 The Borrower hereby warrants and undertakes that in addition to the proceeds of the Loan, it has, and will apply, such other funds, facilities, services and other resources that it has available which may be required for the successful implementation of the Project.

     7.4 The Borrower hereby undertakes that the Project financed in part or in whole by the Loan shall be completed speedily and successfully with all due diligence, efficiency and in conformity with sound administrative and management practice.

     7.5 Whenever agents, consultants, and advisers are appointed by the Borrower for the execution of the Project, such appointment shall comply with the provisions of the Statutory Bodies (Accounting and Financial Procedure) Ordinance, 1995.

     7.6 The Borrower shall in consultation with the Lender ensure that the tariffs, rentals and revenue for the use, sale or disposal of the products, developed or produced through the successful implementation of the Project are consistent with sound financial and commercial practices and generate sufficient revenue to cover operating expenditure including the costs of maintenance and effects of depreciation.

     7.7 The Borrower hereby undertakes to afford or arrange to afford all reasonable opportunities and facilities to authorised representatives of the Lender to inspect such financial records of the Borrower as are required to be kept by the Borrower under the applicable law, and to observe the progress of the Project, and the Borrower shall give such assistance as may be required for such inspection and observation to be carried out.

     7.8 This Agreement supersedes all previous agreements arrangements, promises, undertakings or understandings between the parties relating to the Loan.

8.   COSTS AND EXPENSES

     Each party shall bear and pay its own legal fees incurred in connection with the preparation and execution of this Agreement. Stamp duties, if any, incurred in the stamping of this Agreement shall be borne by the Borrower.

9.   ARBITRATION

     If any dispute shall arise between the Lender and the Borrower as to the meaning or otherwise in connection with any matter arising out of this Agreement, the same shall be referred to a single Arbitrator to be agreed upon between the Lender and Borrower and the provisions of the Arbitration Act, 1952 (Revised - 1972) (Act 93) of Malaysia with such statutory modifications or re-enactments thereof for the time being in force shall apply to such reference.

10.  NOTICE

     Any notice to be given to the Lender under this Agreement shall be deemed to be duly given if delivered or addressed by prepaid registered post to the STATE FINANCIAL SECRETARY AT HIS OFFICE IN KUCHING, and any notice to be given to the Borrower shall be deemed to have been duly given if delivered or addressed by prepaid registered post to THE PRESIDENT, SARAWAK MEDICHEM PHARMACEUTICALS INC. 12305 S. NEW AVENUE, SUITE O, LEMONT, IL 60439 USA and a notice so addressed shall be deemed to have been given at the time at which it would have been delivered in the ordinary course of post.

11.  TIME

     Time wherever mentioned herein shall be of the essence of this Agreement.

12.  REMEDIES

     12.1 No delay in exercising or omission to exercise any right, power or remedy accruing to the Lender under this Agreement upon any default by the Borrower shall impair any such right, power or remedy or be construed to be a waiver thereof or any acquiescence in such default; nor shall the action of the Lender in respect of any default of the Borrower or any acquiescence in any default affect or impair any right, power or remedy of the Lender in respect of any other or subsequent default.

     12.2 The terms and conditions of this Agreement may be amended from time to time, subject to the agreement of the Lender, by exchange of letters between the Lender and the Borrower.

            [THE REST OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET THEIR HANDS AND SEAL THE DAY AND YEAR FIRST ABOVE WRITTEN.

Signed by the State Financial        )
Secretary for and on behalf of       )
the GOVERNMENT OF THE                )     __________________________
STATE OF SARAWAK (the Lender)        )
in the presence of:

 Witness:


-----------------------------
            Name

-----------------------------
           Address

-----------------------------
         Occupation


The Common Seal of                   )
SARAWAK MEDICHEM                     )
PHARMACEUTICALS INC.                 )
(the Borrower) was hereunto          )
affixed in the presence Of           )         /s/ Michael T. Flavin
                                            --------------------------
                                                MICHAEL T. FLAVIN
                                                        PRESIDENT


Witness:


/s/ [ILLEGIBLE]
-----------------------------
            Name

8112 Middlebury
Woodridge, IL 60517
-----------------------------
           Address

Admin Assistant
-----------------------------
         Occupation

                                 FIRST SCHEDULE

                                 RELEASE OF LOAN

DATE OF RELEASE       AMOUNT OF RELEASE       PROGRESSIVE TOTAL
---------------       -----------------       -----------------
                         (US Dollars)           (US Dollars)
    2001                 500,000.00               500,000.00

                                 SECOND SCHEDULE
                                     PART I
                                   THE PROJECT

The whole US DOLLARS FIVE HUNDRED THOUSAND ONLY (USD500,000.00) shall be used to fund the Calanolide Work Plan until the end of 2001, including completion of Phase I/II Clinical Studies and gathering expert opinion regarding scientific and commercial prospects for Calanolide A.

                                 SECOND SCHEDULE
                                     PART II
                           REQUEST FOR RELEASE OF LOAN

                                                    Ref:
                                                    Date:

TO:

Setiausaha Kewangan Negeri Sarawak
Pejabat Setiausaha Kewangan Negeri
Tingkat 17-18, Wisma Bapa Malaysia
93502 Petra Jaya, KUCHING

Dear Sir,

Agreement Number      :
                              ----------------------------------------
Agreement Date        :
                              ----------------------------------------
Approved Loan         :
                              ----------------------------------------
Name of Project       :
                              ----------------------------------------

With reference to the above agreement, I would be most grateful if you could kindly approve the release of US Dollars_________________on_________________

2.   I hereby certify that:-

     (i)   Total expenditure for the above
           project as at............................     =    USD___________

     (ii)  Total loan releases that have been
           received as at...........................     =    USD$500,000

     (iii) Amount of release requested through
           this notice                                   =    USD___________

     (iv)  Balance of loan after the release in
           para (iii) above                              =    USD___________

3.   A progress report on the project is attached.


                            /s/ Michael T. Flavin
                        ------------------------------
                            Signature of Borrower
                            (CEO/GM of Borrower)

                                 SECOND SCHEDULE
                                    PART III
                                 RECEIPT OF LOAN

Loan Agreement No.          :                        Date: 9/28/01

Amount of Loan              : $500,000.00

Date of Payment to Borrower    :

I hereby acknowledge receipt of the sum of US Dollars $500,000


  9/28/01
---------------             ------------------------------
Date of Receipt                 Signature of Borrower

                                 THIRD SCHEDULE
                                 LOAN REPAYMENT

1.   Loan Amount      :      US$500,000.00

2.   Project          :      Sarawak MediChem Pharmaceuticals Inc.

3.   Loan Period      :      48 months

4.   Repayment Date   :

5.   Interest Rate    :      7.75% per annum
                             (Compounded annually and calculated on
                             the basis of a 365-day year)

6.   Penalty Interest :      7.75% per annum

                               DETAILS OF RELEASE

RELEASE NO     DATE OF RELEASE       AMOUNT RELEASED     AGGREGATE AMOUNT
----------     ---------------       ---------------     ----------------
                                         (USD)                (USD)


 No   Repayment Date     Interest       Principal         Total
--------------------------------------------------------------------
                           US$             US$             US$

                Repayment in one lump sum

                                                      /s/ Michael T. Flavin
---------------------                               ------------------------
   Lender Signature                                    Borrower signature

---------------------                               ------------------------
       Name                                                  Name

---------------------                               ------------------------
     Designation                                          Designation

---------------------                               ------------------------
       Date                                                  Date

                                 LOAN AGREEMENT


                                     BETWEEN


                     THE GOVERNMENT OF THE STATE OF SARAWAK


                                       AND


                      SARAWAK MEDICHEM PHARMACEUTICALS INC.


(A USD2,500,000.00 Loan to Sarawak MediChem Pharmaceuticals Inc. to maintain and complete the 12-month clinical development of Calanolide A and to pursue efforts to negotiate and close a deal with a pharmaceutical company or other third party)



Date:

                       STATE FINANCIAL SECRETARY'S OFFICE

                       AGREEMENT NO: SMP/2001/03

                       DATE: 29.10.01

                                 LOAN AGREEMENT


                                     BETWEEN


                     THE GOVERNMENT OF THE STATE OF SARAWAK


                                       AND


                      SARAWAK MEDICHEM PHARMACEUTICALS INC.


(A USD2,500,000.00 Loan to Sarawak MediChem Pharmaceuticals Inc. to maintain and complete the 12-month clinical development of Calanolide A and to pursue efforts to negotiate and close a deal with a pharmaceutical company or other third party)



Date: 29.10.01

AN AGREEMENT made this 29th day of October 2001 between THE GOVERNMENT OF THE STATE OF SARAWAK (hereinafter called "the Lender") of the one part and SARAWAK MEDICHEM PHARMACEUTICALS INC., a Delaware corporation (hereinafter called the "Borrower") of the other part.

WHEREAS pursuant to an agreement dated the 25th day of November, 1999 executed between the Borrower and the Lender, at the request of the Borrower, the Lender has lent to the Borrower USD 5,000,000.00 (US DOLLARS FIVE MILLION ONLY) for the purpose and upon the terms and conditions stated therein.

WHEREAS pursuant to a subsequent agreement dated the 27th day of November, 2000 executed between the Borrower and the Lender, at the request of the Borrower, the Lender has further lent to the Borrower USD2,000,000.00 (US DOLLARS TWO MILLION ONLY) for the purpose and upon the terms and conditions stated therein.

WHEREAS pursuant to a further agreement dated 20th day of January, 2001 executed between the Borrower and the Lender, at the request of the Borrower, the Lender has also lent to the Borrower USD2,000,000.00 (US DOLLARS TWO MILLION ONLY) for the purpose and upon the terms and conditions stated therein.

WHEREAS pursuant to another further agreement dated 4th day of September 2001 executed between the Borrower and the Lender at the request of the Borrower, the Lender has further also lent to the Borrower USD500,000.00 (US DOLLARS FIVE HUNDRED THOUSAND ONLY) for the purpose and upon the terms and conditions stated therein.

[SEAL]

WHEREAS the Borrower has now requested and the Lender has agreed to lend to the Borrower an additional sum of money amounting to US DOLLARS TWO MILLION AND FIVE HUNDRED THOUSAND ONLY (USD2,500,000.00) (hereinafter called "the Loan") for the purpose specified in Part I of the Second Schedule (hereinafter called "the Project") upon the terms and conditions hereinafter appearing.

NOW THEREFORE IT IS HEREBY AGREED AS FOLLOWS:-

1.   AMOUNT OF LOAN

     Subject to the terms of this Agreement, the amount of Loan shall be US DOLLARS TWO MILLION AND FIVE HUNDRED THOUSAND ONLY
     (USD2,500,000.00).

2.   PURPOSE OF LOAN

     2.1 The Loan shall be applied by the Borrower for the purpose stipulated in Part I of the Second Schedule hereto upon the terms and conditions hereinafter contained.

     2.2 The proceeds of the Loan shall not be applied for any other purpose without the prior consent in writing of the Lender.

3.   RELEASE OF LOAN

     3.1 The Loan shall be released by the Lender to the Borrower in the manner and at the times stipulated in the First Schedule.

     4.2 If the Borrower fails to effect repayment of the Loan punctually on the date when the same becomes due under clause 5.1 hereto, then, without prejudice to the rights of the Lender under clause 5.3, the Borrower shall pay interest at the rate of 7.75% per annum on the sum of loan plus interest overdue from the date such sum is due for payment under the Third Schedule until the date of actual payment thereof and such interest shall be paid by the Borrower to the Lender on demand.

5.   REPAYMENT

     5.1 The Borrower shall repay the Loan in one lump sum (principal plus interest) on the 4th anniversary date from date of first draw down of the Loan.

     5.2. The Borrower shall be entitled, at its option, at the expiration of not less than THIRTY (30) days' notice given in writing to the Lender to repay either the whole or any part principal amount of the Loan outstanding on the expiration of the said notice.

     5.3(1) The Loan shall become due and immediately payable, and the Lender shall be entitled forthwith to take appropriate action to receive the same upon the occurrence of any of the following events, viz:-

             (a) if the Borrower shall default in the payment of any principal moneys or interest thereon on the date when the same becomes due under the Third Schedule whether formally demanded or not;

             (b) if the Borrower shall default in the performance or observance of any other covenants, stipulations, conditions or obligations on the part of the Borrower to be performed or observed under this Agreement;

             (c) if, in the opinion of the Lender, the progress of the Project is unsatisfactory because of gross negligence by the Borrower or the same has been abandoned or in danger of being abandoned or has not been satisfactorily completed;

             (d) if a distress or execution or other process of a Court of competent jurisdiction has been levied upon or issued against the Project or any of the property comprised therein;

     5.3(2) When the principal amount of the Loan becomes due and payable as above provided, the Lender may at its option, appoint officers generally to take over the control and management of the Project or the affairs of the Borrower until such time as the Loan shall be repaid in full to the Lender.

6.   REPORTS

     6.1 Until the full and final settlement of the Loan, the Borrower shall furnish to the State Financial Secretary as from the date of this Agreement and thereafter at quarterly intervals, such reports as may from time to time be required by the State

             Financial Secretary regarding the financial status or position of the Borrower and the progress of the implementation of the Project, and to notify the Lender of any event, circumstance or occurrence which may have an adverse impact on the financial position of the Borrower.

     6.2 The Borrower shall promptly inform the Lender of any condition or circumstance which may interfere or threaten to interfere with the successful implementation of the Project or with the maintenance of the service thereof.

7.   UNDERTAKINGS

     7.1 The Borrower irrevocably and unconditionally represents that it has taken all the necessary corporate and other actions to authorise the execution, delivery and performance of this Agreement.

     7.2 The Borrower hereby undertakes to apply the Loan for the purpose as set out in Part I of the Second Schedule hereto and not to apply the same for any other purposes. The breach of this clause shall entitle the Lender to demand for full repayment of the Loan outstanding at the date of such breach.

     7.3 The Borrower hereby warrants and undertakes that in addition to the proceeds of the Loan, it has, and will apply, such other funds, facilities, services and other resources that it has available which may be required for the successful implementation of the Project.

     7.4 The Borrower hereby undertakes that the Project financed in part or in whole by the Loan shall be completed speedily and successfully with all due diligence, efficiency and in conformity with sound administrative and management practice.

     7.5 Whenever agents, consultants, and advisers are appointed by the Borrower for the execution of the Project, such appointment shall comply with the provisions of the Statutory Bodies (Accounting and Financial Procedure) Ordinance, 1995.

     7.6 The Borrower shall in consultation with the Lender ensure that the tariffs, rentals and revenue for the use, sale or disposal of the products, developed or produced through the successful implementation of the Project are consistent with sound financial and commercial practices and generate sufficient revenue to cover operating expenditure including the costs of maintenance and effects of depreciation.

     7.7 The Borrower hereby undertakes to afford or arrange to afford all reasonable opportunities and facilities to authorised representatives of the Lender to inspect such financial records of the Borrower as are required to be kept by the Borrower under the applicable law, and to observe the progress of the Project, and the Borrower shall give such assistance as may be required for such inspection and observation to be carried out.

     7.8 This Agreement supersedes all previous agreements arrangements, promises, undertakings or understandings between the parties relating to the Loan.

8.   COSTS AND EXPENSES

     Each party shall bear and pay its own legal fees incurred in connection with the preparation and execution of this Agreement. Stamp duties, if any, incurred in the stamping of this Agreement shall be borne by the Borrower.

9.   ARBITRATION

     If any dispute shall arise between the Lender and the Borrower as to the meaning or otherwise in connection with any matter arising out of this Agreement, the same shall be referred to a single Arbitrator to be agreed upon between the Lender and Borrower and the provisions of the Arbitration Act, 1952 (Revised - 1972) (Act 93) of Malaysia with such statutory modifications or re-enactments thereof for the time being in force shall apply to such reference.

10.  NOTICE

     Any notice to be given to the Lender under this Agreement shall be deemed to be duly given if delivered or addressed by prepaid registered post to the STATE FINANCIAL SECRETARY AT HIS OFFICE IN KUCHING, and any notice to be given to the Borrower shall be deemed to have been duly given if delivered or addressed by prepaid registered post to THE PRESIDENT, SARAWAK MEDICHEM PHARMACEUTICALS INC. 12305 S. NEW AVENUE, SUITE O, LEMONT, IL

     60439 USA and a notice so addressed shall be deemed to have been given at the time at which it would have been delivered in the ordinary course of post.

11.  TIME

     Time wherever mentioned herein shall be of the essence of this Agreement.

12.  REMEDIES

     12.1 No delay in exercising or omission to exercise any right, power or remedy accruing to the Lender under this Agreement upon any default by the Borrower shall impair any such right, power or remedy or be construed to be a waiver thereof or any acquiescence in such default; nor shall the action of the Lender in respect of any default of the Borrower or any acquiescence in any default affect or impair any right, power or remedy of the Lender in respect of any other or subsequent default.

     12.2 The terms and conditions of this Agreement may be amended from time to time, subject to the agreement of the Lender, by exchange of letters between the Lender and the Borrower.

             [THE REST OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

IN WITNESS WHEREOF THE PARTIES HERETO HAVE SET THEIR HANDS AND SEAL THE DAY AND YEAR FIRST ABOVE WRITTEN.

Signed by the State Financial                   )         /s/ Chin Jew Bui
Secretary for and on behalf of                  )        --------------------
the GOVERNMENT OF THE                           )           CHIN JEW BUI
STATE OF SARAWAK (the Lender)                   )      State Financial Secretary
in the presence of:

Witness:

        /s/ Than Kui Nyit
         Than Kui Nyit
---------------------------------------
               Name

  State Financial Secretary's Office
---------------------------------------
              Address

     Principal Assistant Secretary
---------------------------------------
              (Finance)
             Occupation


The Common Seal of                         )
SARAWAK MEDICHEM                           )
PHARMACEUTICALS INC.                       )
(the Borrower) was hereunto                )             /s/ Michael T. Flavin
affixed in the presence Of                 )            ------------------------
                                                             MICHAEL T. FLAVIN
                                                                     PRESIDENT


Witness:

         /s/ Kristine A. Gryyb
---------------------------------------
                 Name

         8112 Middlebury Ave
         Woodridge, IL 60517
---------------------------------------
               Address

           Admin Assistant
---------------------------------------
             Occupation

                                 FIRST SCHEDULE

                                 RELEASE OF LOAN

DATE OF RELEASE          AMOUNT OF RELEASE              PROGRESSIVE TOTAL
---------------          -----------------              -----------------
                           (US Dollars)                   (US Dollars)
1.   Nov 2001                500,000                         500,000

2.   Jan 2002                500,000                       1,000,000

3.   March 2002              500,000                       1,500,000

4.   May 2002                500,000                       2,000,000

5.   July 2002               500,000                       2,500,000

                                 SECOND SCHEDULE

                                     PART I

                                   THE PROJECT

The whole of US DOLLARS TWO MILLION AND FIVE HUNDRED THOUSAND ONLY (USD2,500,000.00) shall be used to maintain and complete the 12-month clinical development of Calanolide A and to pursue efforts to negotiate and close a deal with a pharmaceutical company or other third party as per details below :-

(a)  CRO COSTS                         US$600,000

     Estimated costs for consultants and contract research organizations
     (CROs) which have been hired for clinical monitoring services; data management; and biostatistics.

(b)  PROJECT MANAGEMENT                US$310,000

     Estimated CRO costs for project management related to the on-going clinical development of Calanolide A.

(c)  PRINCIPAL INVESTIGATOR COSTS      US$240,000

     Estimated for physicians and their hospitals to screen, recruit, and treat HIV patients enrolled onto the clinical on-going studies.

(d)  ANALYTICAL COSTS                  US$400,000

     Estimated costs for the blood plasma and other human sample analyses that will be needed during the experimental analysis of Sarawak MediChem's clinical studies.

(e)  PATIENT MEDICATION                US$380,000

     Estimated costs to provide the patients who have been enrolled onto the clinical studies with follow-on anti-HIV medication for 6 months after they have participated in the studies.

(f)  CONSULTANCY FEES                  US$230,000

     Estimated costs for consultants providing HIV/AIDS expertise, and expertise in business, marketing and licensing.

(g)  ADMINISTRATION                    US$170,000

(h)  PATENT & LEGAL FEES               US$170,000

                                 SECOND SCHEDULE
                                     PART II
                           REQUEST FOR RELEASE OF LOAN

                                                    Ref:
                                                    Date:

To:

Setiausaha Kewangan Negeri Sarawak
Pejabat Setiausaha Kewangan Negeri
Tingkat 17-18, Wisma Bapa Malaysia
93502 Petra Jaya, KUCHING

Dear Sir,

Agreement Number    :   __________________________________________________
Agreement Date      :   __________________________________________________
Approved Loan       :   __________________________________________________
Name of Project     :   __________________________________________________

With reference to the above agreement, I would be most grateful if you could kindly.approve the release of US Dollars 5 on ___________

2.   I hereby certify that:-

     (i)     Total expenditure for the above
             project as at_______________________       =      USD___________

     (ii)    Total loan releases that have been
             received as at______________________       =      USD___________

     (iii)   Amount of release requested through
             this notice                                =      USD___________

     (iv)    Balance of loan after the release in
             para (iii) above                           =      USD___________

3.   A progress report on the project is attached.

                              /s/ Michael T. Flavin
                         ------------------------------
                              Signature of Borrower
                              (CEO/GM of Borrower)

                                 SECOND SCHEDULE

                                    PART III

                                 RECEIPT OF LOAN

Loan Agreement No.        :                             Date:

Amount of Loan            :

Date of Payment to Borrower    :

I hereby acknowledge receipt of the sum of US Dollars________________


                                  /s/ Michael T. Flavin
-------------                  ---------------------------
Date of Receipt                   Signature of Borrower

                                 THIRD SCHEDULE

                                 LOAN REPAYMENT

1.   Loan Amount       :       US$2,500,000.00

2.   Project           :       Sarawak MediChem Pharmaceuticals Inc.

3.   Loan Period       :       48 months

4.   Repayment Date    :

5.   Interest Rate     :       7.75% per annum
                               (Compounded annually and calculated on
                                the basis of a 365-day year)

6.   Penalty Interest  :       7.75% per annum

                               DETAILS OF RELEASE

RELEASE NO   DATE OF RELEASE   AMOUNT RELEASED  AGGREGATE AMOUNT
----------   ---------------   ---------------  ----------------
                                   (USD)             (USD)


 No   Repayment Date     Interest       Principal         Total
--------------------------------------------------------------------
                           US$             US$             US$

                Repayment In one lump sum


                                                      /s/ Michael T. Flavin
---------------------                               ------------------------
   Lender Signature                                    Borrower Signature

---------------------                               ------------------------
       Name                                                  Name

---------------------                               ------------------------
     Designation                                          Designation

---------------------                               ------------------------
       Date                                                  Date